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                                                              EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 13, 1997 included in the Company's Form 10-KSB for the year ended December 29, 1996 and to all references to our Firm included in or made part of this Registration Statement.


                                       LUND KOEHLER COX & COMPANY, PLLP


Minneapolis, Minnesota
June 20, 1997



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